Available-for-sale Investments	12 Months Ended
Dec. 31, 2017
Available-for-sale Investments
Available-for-sale Investments

8.  Available-for-sale Investments

As of December 31, 2014, including the Series B convertible redeemable preferred shares and ordinary shares of Particle Inc. (“Particle”) (see Note 9), the Company owned approximately 18.42% equity interest of Particle on an as-if converted basis.

In April 2015, the Company acquired Series C convertible redeemable preferred shares of Particle with a cash consideration of US$30.0 million (RMB183.5 million), and acquired additional ordinary shares and Class A ordinary shares from certain investors of Particle with a total cash consideration of US$27.6 million (RMB168.5 million). Following the transactions, also in April 2015, Particle repurchased all the ordinary shares and Class A ordinary shares held by the Company, including ordinary shares purchased by the Company in 2014, and issued to the Company one Series C convertible redeemable preferred share for each purchased ordinary share or Class A ordinary share. The gain on disposal of ordinary shares and Class A ordinary shares and acquisition of Series C convertible redeemable preferred shares was RMB4.6 million for the year ended December 31, 2015. As of December 31, 2015, the Company held Series B and Series C convertible redeemable preferred shares of Particle, which had been accounted for as available-for-sale investments, representing approximately 46.95% equity interest of Particle on an as-if converted basis.

In August 2016, Particle completed Series D financing activity with an associate company of Guangdong OPPO Mobile Telecommunications Ltd. (“OPPO”), a leading manufacturer of smartphones and other electronic products in the PRC by issuing Series D convertible redeemable preferred shares to OPPO. The Company did not participate in the Series D financing activity and its equity interest of Particle was partly diluted.

In December 2016, the Company acquired Series D1 convertible redeemable preferred shares of Particle through converting convertible loans due from Particle (see Note 10) with an aggregate amount of US$20.7 million (RMB143.8 million).

In June 2017, Particle completed part of Series E financing activity with certain investors by issuing Series E convertible redeemable preferred shares and warrants. The Company did not participate in the Series E financing activity and its equity interest of Particle was partly diluted.

As of December 31, 2017, the Company held Series B, Series C and Series D1 convertible redeemable preferred shares, which had been accounted for as available-for-sale investments, representing approximately 41.8% equity interest of Particle on an as-if converted basis.

The Company has determined that its investments in Series B, Series C and Series D1 convertible redeemable preferred shares of Particle are not considered in-substance common stock but considered debt securities as the preferred shares of Particle are redeemable at the option of the Company and are therefore not within the scope of ASC 323 Equity Method and Joint Ventures. The Company’s investments in Series B, Series C and Series D1 convertible redeemable preferred shares of Particle are classified as available-for-sale investments and reported at fair value, which is estimated by management after considering valuation reports prepared by a reputable and independent appraisal firm on a recurring basis. As the Company does not expect to sell or redeem the Series B, Series C and Series D1 convertible redeemable preferred shares within one year, they are classified as long-term available-for-sale investments.

Total unrealized gains on available-for-sale investments recorded in accumulated other comprehensive income were RMB303.5 million and RMB625.0 million (US$96.1 million) as of December 31, 2016 and 2017, respectively. The fair value of available-for-sale investments in Particle were RMB939.4 million and RMB1,196.3 million (US$183.9 million) as of December 31, 2016 and 2017, respectively (see Note 19).